Global Communications

www.j2global.com

Investor Presentation

(Based upon Second Quarter 2002 results)

September 2002

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations or beliefs as of September 4, 2002 and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Unified messaging, broadcast fax and other revenues
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity
- Regulatory developments

All information in this presentation speaks as of September 4, 2002 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

- Inability to generate greater revenues and profits from unified communications, messaging, conference calling, broadcast faxing and advertising
- Limitations on the Company's ability to continue to grow or sustain the rate of growth of its subscriber base and/or the rate of revenue growth from the subscriber base
- Inability to successfully introduce new products and services
- Uncertainties regarding protection of intellectual property or violation of intellectual property of others
- The ability to successfully acquire and integrate other companies into j2 Global
- Factors relating to increased competition and limitations on the Company's ability to maintain or grow market share
- Failure to obtain necessary financing and lack of working capital
- The risk of loss of services of executive officers and other key employees
- The risk of adverse changes in the U.S. regulatory environment for unified communications
- Risks associated with technological change and/or adverse effects on our services from breaches of security or spamming
- Limitations on the Company's opportunities to enter into or renew agreements with third party distributors or suppliers
- Other factors set forth in the Company's filings with the Securities and Exchange Commission

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world.

Investment Considerations

Participate in large, established & growing markets

- Fax
- Voicemail
- Conference Calling
- Unified Messaging

Proven business model

- Monthly recurring revenue model
- 3 Sales channels

Assets

- Customer base & brand awareness
- Global network
- Patents
- Financial position
- People

Assets

4.5 million subscribed phone numbers

Global advanced messaging network

- 800+ cities in 18 countries on 5 continents
- 5+ MM unique telephone numbers worldwide, and growing

Patented technology and product roadmap

- 5 issued U.S. Patents, with 8 Patents pending

Strong financial position

- Q2 Revenue: $11.3 MM GAAP Earnings: $3.3 MM
- 20th consecutive quarter of revenue growth
- Virtually debt free
- $23.4 MM of cash *and growing*
- Cash from operations in excess of Earnings

Market Size

Fax

- Est. $90+ B annual spend on transmission and supply costs
- Installed base of 27+ MM machines in the U.S. and growing

Voicemail

- 76+ MM enterprise voicemail boxes in use at end of 2000
- Significant outsource service opportunity

Conferencing Services

- Estimated at more than $2 B in 2000
- Expected to approach $14 B worldwide by 2005

Unified Messaging

- Enterprise end-users expected to grow nearly 10-fold by year end 2005
- Average annual spend per new seat is in excess of $100

Source: j2 Global estimates based on data from Gartner, Inc., IDC, and Davidson Consulting.

Sales Channels

Web

- Targeted marketing to individuals over the Web
- Use of Web-based marketing tools
- Target individual users

Corporate

- Direct sales force to SMEs and large corporations
- Tele-sales to smaller businesses
- Resellers

Licensed Services

- Focused on large-scale opportunities that can provide a positive impact on j2 Global's revenue and profits
- Opportunistically license j2 Global's intellectual property and know how
- Royalty revenue from non-core assets

Significant interdependency between Sales Channels

Web Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox
- Desktop sending (format independent)
- Unique subscriber telephone number

Unified Messaging

- Faxing
- Inbound receipt of voicemail into a subscriber's personal Email Inbox
- Web-initiated Conference Calling

Web Channel Overview

Revenue Sources

- Monthly recurring
- Usage-based
- Advertising

Marketing

- Word of mouth / Branding / Advertising
- Cost-per-Acquisition (CPA) deals
- Lifecycle Management – Continually improve the quality of our customer base by evaluating all subscribers for margin potential and eliminating unprofitable users

Status (as of 6/30/02)

- More than 4.4 MM subscribed phone numbers

Corporate Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox (secure & private)
- Desktop sending (format independent)
- Web-based Broadcast Faxing
- Centralized on-line account management
- Real-time telephone number provisioning
- Advanced billing options

Voice Services

- Web-initiated Conference Calling

Services in Development

- Secure Fax
- Next-Gen Voicemail/Email-by-Phone
- Document Management products

Corporate Channel Overview

Revenue Sources
- License fees
- Monthly recurring
- Usage-based

Marketing
- Direct sales force
- Telemarketing / TeleSales
- Web-generated leads
- Leads from existing databases of Web channel customers

Status (as of 6/30/02)
- 1,100+ corporate clients using j2 Global telephone numbers
- 29,000+ unique telephone numbers deployed

Corporate Channel Customers
(Sample list)

- Wells Fargo Mortgage
- AT&T
- NovaStar Mortgage
- Sony Pictures
- The New York Times
- HJ Heinz
- H&R Block Mortgage

Also
- Law firms
- Real estate
- Financial institutions
- Remote workers & "road warriors"

Licensed Services Channel Overview

Offerings

- j2 Global's network, application capabilities and services integrated into 3rd party offerings
- Licensing of j2 Global's intellectual property and know how
- Royalty revenue from non-core assets

Marketing

- One-on-one meetings and negotiations
- Large deal focus for services integration
- Opportunistic focus on large and small IP transactions

Global Network Presence


Asia/Pacifica
The Americas
Europe
to be deployed

Industry Accolades

PC Magazine 1999 The Top 100 Web Sites

Davidson Consulting
1999 Analyst Choice Award
Fax Product of the Year

Deloitte & Touche Technology Fast 50

j2 Global Named #1 Fastest Growing Technology Firm in Los Angeles
For 2001 and #7 For 2002

Deloitte & Touche Technology Fast 500

j2 Global Named 50th Fastest Growing Technology Firm in North America
For 2001

Entrepreneur Magazine's 100 Best Web Sites for entrepreneurs
2001 – "Transmit It" Category

1999 MVP Finalist
PC Computing

2000 Bronze Medal
Messaging/Voicemail Category
Home Office Computing

Product Roadmap

IP Fax

- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting

- OCR
- Fax storage/archive
- Secure fax send & receive
- New notification methods

Voice Services

- Inbound VM to Email
- Voicemail management
- Telephone access
- Web-based Conference Calling

- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt
- Collaboration

Document Management

- ProtoFax®
- Messenger
- HotSend®

- PaperMaster®

Unified Messaging & Comm. Services

- Integrated Email, voicemail & fax services

- "Instant Messaging" integration
- Internet access

-Currently offered
-Future opportunities

Financial Highlights

Historical Revenue Growth


(Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
20 consecutive quarters of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02

Earnings & EBITDA


$5.0
$3.0
$1.0
$1.0
$3.0
$5.0
$7.0
(Millions)
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
GAAP Net Earnings
Pro Forma Net Earnings*
EBITDA

* GAAP earnings (loss), less Amortization of goodwill and other intangibles, less impairment of acquisition related intangibles, net of other one-time items.

Cost Trends


$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
(Millions)
G&A
COGS
Sales & Marketing
Engineering
Q3 '01
Q4 '01
Q1 '02
Q2 '02

Quarterly Revenue

	2001		2002	
	Q3	Q4	Q1	Q2
Subscriber	$7,676	$8,356	$9,370	$10,427
Quarter-to-Quarter Growth	5.3%	8.9%	12.1%	11.3%
Advertising	652	896	827	705
Quarter-to-Quarter Growth	164.0%	37.4%	-7.7%	-14.8%
Licensed Srvs & Other	269	328	182	174
Total Revenue	$8,597	$9,580	$10,379	$11,306
Quarter-to-Quarter Growth	9.3%	11.4%	8.3%	8.9%

Quarterly Revenue by Channel

	2001		2002	
	Q3	Q4	Q1	Q2
Web	$6,678	$7,232	$7,733	$8,292
Quarter-to-Quarter Growth	7.6%	8.3%	6.9%	7.2%
Corporate	1,650	2,020	2,464	2,840
Quarter-to-Quarter Growth	23.9%	22.4%	22.0%	15.3%
Licensed Services	241	314	182	174
Other	28	14	0	0
Total Revenue	$8,597	$9,580	$10,379	$11,306
Quarter-to-Quarter Growth	9.3%	11.4%	8.3%	8.9%

2002 Financial Performance Guidance
(Supplemented 9/4/02)

Quarterly Revenue Growth Rates
- Subscriber: 7% - 12%
- Advertising: Flat

Quarterly Revenue Growth Rates by Channel
- Web Channel: 5% - 10%
- Corporate Channel: 10% - 33%

EBITDA Flow-Through of Incremental Revenue
- Q3: 30%+
- Q4: 50%+

Annual Estimates
- Revenue: $ 45+ million
- EBITDA: $ 14.4+ million
- Net Earnings: $11.9+ million[1]
- Fully Diluted Earnings per Share: $0.96+ per share[1,2]

(1) Assumes no taxes
(2) Assumes the maximum potential dilution based upon shares, options and warrants outstanding as of June 30, 2002

Condensed Balance Sheet at June 30, 2002

(Thousands)

	June 30, 2002
ASSETS	
Cash and cash equivalents	$23,444
Other current assets	5,084
Total current assets	$28,528
Furniture, fixtures and equipment, net	6,335
Goodwill & other purchased intangibles, net	17,814
Other assets	1,151
Total assets	$53,828
LIABILITIES AND STOCKHOLDERS' EQUITY	
Accounts payable and accrued expenses	$3,689
Deferred revenue	1,802
Other current liabilities	1,440
Total current liabilities	$6,931
Long-term debt	125
Total liabilities	$7,056
Total stockholders' equity	$46,772
Total liabilities and stockholders' equity	$53,828

Recent Announcements

- Surpassed 800 locations around the world where j2 Global offers local telephone numbers
- j2 Global's Corporate client base using j2 Global telephone numbers topped 1,100, with more than 29,000 numbers in use
- j2 Global named to Russell 2000 and 3000 indices
- j2 Global named to Deloitte & Touche 2002 Technology Fast 50 for the second year in a row

j2™
Global